SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): JULY 16, 2001



                             VIASYSTEMS GROUP, INC.
               (Exact name of Registrant as specified in charter)



          DELAWARE                      001-15755                75-2668620
(State or other jurisdiction    (Commission file number)      (I.R.S. employer
     of incorporation)                                       identification no.)



                              101 SOUTH HANLEY ROAD
                            ST. LOUIS, MISSOURI 63105
                    (Address of principal executive offices)



       Registrant's telephone number, including area code: (314) 727-2087



35821.0001

ITEM 5.    OTHER EVENTS.

           On July 16, 2001, Viasystems Group, Inc. (the "Registrant") issued a press release announcing the resignation of James N. Mills as Chief Executive Officer of the Registrant. A copy of the press release issued by the Registrant is attached as an exhibit hereto.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                     (a)       Not applicable.

                     (b)       Not applicable.

                     (c)       Exhibits.
                               --------


           Exhibit Number                       Description
           --------------                       -----------

                99.1      -      Press Release, dated as of July 16, 2001.*



           --------------
           *     Filed herewith.











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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            VIASYSTEMS GROUP, INC.

Dated: July 19, 2001                        By: /s/  David M. Sindelar
                                                ------------------------------
                                                David M. Sindelar
                                                Chief Executive Officer












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
                                INDEX TO EXHIBITS


           Exhibit Number                       Description
           --------------                       -----------

                 99.1      -     Press Release, dated as of July 16, 2001.*


           --------------
           *     Filed herewith.








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